UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2007 (February 8, 2007)
BOSTON LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6533	87-0277826

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

85 Main Street, Hopkinton, Massachusetts	01748

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 497-2360

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-10.1 Second Amended and Restated Promissory Note
Ex-10.2 Amended and Restated Promissory Note

Item 1.01. Entry into a Material Definitive Agreement.
     On February 8, 2007, Boston Life Sciences, Inc., a Delaware corporation (the “Company”) amended and restated its outstanding amended and restated unsecured promissory note (the “Second Amended Note”) in favor of Robert L. Gipson to increase the aggregate principal amount that may be borrowed by the Company from Robert L. Gipson from $4,000,000 to $5,000,000.
     Also, on February 8, 2007, the Company amended and restated its outstanding unsecured promissory note (the “Amended Note”) in favor of Thomas L. Gipson to increase the aggregate principal amount that may be borrowed by the Company from Thomas L. Gipson from $4,000,000 to $5,000,000.
     All other terms of the outstanding notes remained unchanged.
     The foregoing description of the Second Amended Note and Amended Note are qualified in their entirety by the full text of the Second Amended Note and Amended Note, complete copies of which are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.
     According to a Schedule 13G/A filed with Securities and Exchange Commission (the “SEC”) on February 12, 2007, Robert L. Gipson beneficially owned approximately 18.7% of the outstanding common stock of the Company on December 31, 2006. Robert L. Gipson, who serves as a Senior Director of Ingalls & Snyder LLC and a General Partner of Ingalls and Snyder Value Partners, L.P., served as a director of the Company from June 15, 2004 until October 28, 2004.
     According to a Schedule 13G/A filed with SEC on February 12, 2007, Thomas L. Gipson beneficially owned approximately 19.2% of the outstanding common stock of the Company on December 31, 2006.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure contained in “Item 1.01 — Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Second Amended and Restated Promissory Note (unsecured) in favor of Robert Gipson dated February 8, 2007

10.2	Amended and Restated Promissory Note (unsecured) in favor of Thomas Gipson dated February 8, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boston Life Sciences, Inc.
Date: February 13, 2007	By:	/s/ Kenneth L. Rice, Jr.
Kenneth L. Rice, Jr.
Executive Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Second Amended and Restated Promissory Note (unsecured) in favor of Robert Gipson dated February 8, 2007.

10.2	Amended and Restated Promissory Note (unsecured) in favor of Thomas Gipson dated February 8, 2007.